SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)              September 22, 2004
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                              INNOVA HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)



          Delaware                         000-33231             95-4868120
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 (State or other jurisdiction       (Commission File number)   (IRS Employer
of  incorporation or organization)                           Identification No.)


         17105 San Carlos Blvd., Suite A6151, Fort Myers, Florida 33931
               (Address of principal executive offices) (Zip Code)

                                 (239) 466-0488
              (Registrant's Telephone Number, Including Area Code)


                     ---------------------------------------
                  (Former Address If Changed since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

        SECTION 4-MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      Malone & Bailey, PC was the independent certifying accountant for the Company for the fiscal year ended February 29, 2004.

      On September 22, 2004, Malone & Bailey, PLLC was dismissed as the Company's certifying accountant. We have engaged Lopez, Blevins, Bork & Associates, LLP, Three Riverway, Suite 1400, Houston, Texas 77056 as our certifying accountant for the fiscal year ending December 31, 2004. The appointment of Lopez, Blevins, Bork & Associates, LLP was approved by our board of directors.

      The reports of Malone & Bailey, PLLC on the Company's financial statements for the fiscal years ended February 28, 2003 and February 29, 2004, contained no adverse opinion or disclaimer of opinion, nor was either qualified or modified as to uncertainty, audit scope or accounting principle, except that Malone & Bailey, PLLC expressed in their reports substantial doubt about the ability of the Company to continue as a going concern.

      During the two most recent fiscal years ended February 29, 2004 and February 28, 2003 and in the subsequent interim periods through the date of dismissal, there were no disagreements between the Company and Malone & Bailey, PLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to its satisfaction, would have caused Malone & Bailey, PLLC to make reference to the subject matter of the disagreement in connection with its reports.

      During the two most recent fiscal years ended February 29, 2004 and February 28, 2003 and in the subsequent interim periods through the date of dismissal, Malone & Bailey, PLLC did not advise the Company that:

      (A) internal controls necessary for the Company to develop reliable financial statements did not exist;

      (B) information had come to its attention that led it to no longer to be able to rely on the Company's management's representations or made it unwilling to be associated with the financial statements prepared by management;

      (C) there was a need to expand significantly the scope of its audit, or that information had come to its attention during such time periods that if further investigated might: (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report, or (ii) cause it to be unwilling to rely on management's representations or be associated with the Company's financial statements.


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

      We have requested Malone & Bailey, PLLC to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated September 24, 2004 is filed as Exhibit 16.1 to this Form 8-K.

      Prior to engaging Lopez, Blevins, Bork & Associates, LLP, we did not consult with it regarding the application of accounting principles to a specific or completed transaction or the type of audit opinion that might be rendered on our financial statements.

                  SECTION 5-CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(c) On September 14, 2004, Sheri Aws was appointed Secretary of Innova Holdings, Inc. (the "Company"). There is no arrangement or understanding between Ms. Aws and any other person pursuant to which Ms. Aws was appointed Secretary. Ms. Aws age is 43.

Ms. Aws has served as Vice President of Administration of Robotic Workspace Technologies, Inc. ("RWT"), the Company's wholly owned subsidiary, since February 2004. Prior to that, Ms. Aws served as Executive Administrator, General Mortgage Corporation of America, from August 2003 to February 2004; Director of Just for Kids, an after school and summer camp program for children, from December 2002 to August 2003; Assistant to the Chief Executive Officer of RWT from December 2002 through February 2004; and Administrative Assistant to Vice President of Marketing and Sales and Manager of Proposals and Contracts Administration for RWT.

There is no family relationship between Ms. Aws and any other director or executive officer of the Company.

Ms. Aws is employed as Vice President of Administration by RWT under an Employment Agreement dated February 24, 2004. Ms. Aws compensation is $42,000 per annum plus a bonus in the discretion of RWT. Ms. Aws compensation will increase to $60,000 per annum upon completion of the merger between the Company and RWT and proper financing. The agreement is for a term of one year, and automatically renews for successive one year periods unless terminated by either party upon not less than thirty days notice prior to the renewal date. Ms Aws has agreed not to compete with RWT or solicit its customers or employees for a period of one year following the termination of her employment.

On September 14, 2004, Leroy G. Johnson was appointed Chief Financial Officer of the Company. There is no arrangement or understanding between Mr. Johnson and any other person pursuant to which Mr. Johnson was appointed Chief Financial Officer. Mr. Johnson's age is 66.


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

Mr. Johnson has served as the principal of Leroy G. Johnson, PC, Certified Public Accountants since 1973.

There is no family relationship between Mr. Johnson and any other director or executive officer of the Company.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

(b) The Company entered into a Merger Agreement (the "Agreement") dated July 21, 2004 with Robotic Workspace Technologies, Inc. ("RWT"), a Maryland Corporation. Upon the closing of the acquisition, on August 25, 2004, RWT's shareholders acquired direct and beneficial ownership and control of a majority of Registrant's outstanding common stock. RWT's fiscal year ends on December 31.

      This acquisition is accounted for as a reverse acquisition, with the Company adopting the fiscal year of RWT, the reverse acquirer. Accordingly, the fiscal year of Registrant is now the fiscal year ending December 31.

      In accordance with the rules of the Securities and Exchange Commission, there is no transition period requiring a transition report. Registrant will file annual reports on Form 10-KSB for years ending December 31, commencing with the year ending December 31, 2004, and quarterly reports on Form 10-QSB for the periods ending March 31, June 30 and September 30. The Company's next form 10-QSB will be for the quarter ending September 30, 2004 and is due on November 14, 2004.
                   SECTION 9-FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.
(b)      Pro Forma Financial Information.
(c)      Exhibits.
10.1     Employment Agreement of Sheri Aws
16.1     Letter on Change in Certifying Accountant


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                                   SIGNATURES

      In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      INNOVA HOLDINGS, INC.


Date: September 28, 2004              By: /s/ Walter K. Weisel
                                          -------------------------------
                                          Walter K. Weisel
                                          President and Chief Executive Officer


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